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                       JPMORGAN INCOME FUNDS

              JPMORGAN GLOBAL STRATEGIC INCOME FUND
                        (ALL SHARE CLASSES)

                   (A SERIES OF JPMORGAN TRUST I)


                   SUPPLEMENT DATED MAY 18, 2006
           TO THE PROSPECTUSES DATED DECEMBER 31, 2005


CHANGE TO EFFECTIVE DATE OF CHANGES TO THE FUND. On March 20, 2006, the Global Strategic Income Fund (the "Fund") issued a supplement (the "March Supplement") indicating that the Fund's name as well as its investment objective and strategies would change on or around May 19, 2006 concurrent
with new prospectuses for the Fund.   This date has changed and it is
anticipated that the changes to the Fund will take effect on or around June 16, 2006 (the "Effective Date") rather than May 19, 2006. On the Effective Date, new prospectuses dated on the Effective Date (the "New Prospectuses") will replace the prospectuses for the Fund dated December 31, 2005 and all references to the Fund in the December 31, 2005 prospectuses will be thereby deleted. On the Effective Date, the Fund's name will change to the "JPMorgan Strategic Income Fund" and the investment objective, strategies, and changes described in the March Supplement will take effect except as set forth below.
 Please see "Changes to Investment Strategies" and "Changes to Portfolio Management Team" below. Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in the New Prospectuses and this supplement is not complete and may be changed.

CHANGES TO INVESTMENT STRATEGIES. As indicated in the March Supplement, the Fund will allocate its investments among six strategies/sectors that include domestic and international fixed income securities as well as a broad array of derivatives, relative value strategies, and non-traditional income securities. On the Effective Date, the changes summarized in the March Supplement will take effect except the language concerning the strategies/sectors will be clarified in the New Prospectuses to read as follows:

  - RATES/DURATION MANAGEMENT - includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

  - CORPORATE CREDIT SECURITIES - includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

  - RELATIVE VALUE STRATEGIES - includes fixed income relative value strategies such as credit-oriented trades, mortgage-dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

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  -  FOREIGN SECURITIES AND EMERGING MARKET DEBT SECURITIES - includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

  - NON-TRADITIONAL INCOME - includes convertible securities, preferred securities, and equity stocks that the Adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

  - CASH/SHORT DURATION - includes cash, money market instruments, and other short-term securities of high quality.

CHANGES TO PORTFOLIO MANAGEMENT TEAM. Effective on the Effective Date, the lead portfolio managers primarily responsible for the day-to-day decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers will establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning strategies used by the Fund. Day-to-day decisions concerning security selection within each sector will be made by dedicated sector and research teams who will support the strategies of the Fund within the parameters established by the lead portfolio managers. The lead portfolio manager(s) for the sector teams are listed in the March Supplement.

Michael J. Pecoraro, managing director, and Timothy N. Neumann, managing director, will serve as the senior portfolio managers of the Strategic Income Fund. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann will be responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Pecoraro also will be a co-lead portfolio manager responsible for the rates/duration management and relative value strategies used by the Fund. An employee of J.P. Morgan Investment Management Inc. ("JPMIM") since 1992, Mr. Pecoraro is the Chief Investment Officer ("CIO") for broad market strategies. As CIO, Mr. Pecoraro is responsible for investment management and performance of broad fixed income portfolios. Mr. Pecoraro supervises all aspects of portfolio construction including duration/yield curve positioning, sector allocation and security selection. Prior to being the CIO, Mr. Pecoraro was the head of all liquid market sectors (Treasuries, mortgage-backed securities, agency debt, assets-backed securities, and commercial mortgage-backed securities). An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio management group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. He is also the portfolio manager for Structured Product portfolios in the Fixed Income Group, where he seeks to develop capital market products that rely on JPMIM's core investment competencies.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann will be managed by dedicated sector and research teams. The lead portfolio managers who will be primarily responsible for the day-to-day management and securities selection for the various allocations are listed in the March Supplement.

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REMOVAL OF REDEMPTION FEES EFFECTIVE JUNE 16, 2006.  Currently, the Fund
charges a redemption fee of 2.00% of the value of shares sold if a shareholder redeems or exchanges shares of the Fund within 60 days of
purchase.   The Board of Trustees of the Fund has approved elimination of the redemption fee beginning June 16, 2006. Beginning June 16, 2006, a redemption fee will no longer be charged regardless of when a shareholder purchased the shares. Although the Fund will no longer charge a redemption fee on such date, the Fund's other policies and procedures to identify and prevent market timing will continue to apply.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                WITH THE PROSPECTUS FOR FUTURE REFERENCE



                                                                  SUP-GSI3-506